UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

Idenix Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-995-9800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 9, 2012, Idenix Pharmaceuticals, Inc. (the “Company”) issued a press release announcing interim data results from its Phase 2b study with IDX184. The study features two treatment arms, 50 mg or 100 mg of IDX184, administered once daily for 12 weeks, each arm in combination with peginterferon alfa 2a and ribavirin (Peg-IFN/RBV) in subjects with hepatitis C virus (HCV) genotype 1 who have not been treated previously.

The full text of the press release is attached hereto as Exhibit 99.1 and the slides used in connection with the conference call are attached hereto as Exhibit 99.2. Exhibit 99.1 and 99.2 are incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated January 9, 2012

99.2 Conference Call Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idenix Pharmaceuticals, Inc.

Date: January 9, 2012

By: /s/Maria Stahl
Maria Stahl
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 9, 2012

99.2	Conference Call slides